Loss per share	9 Months Ended
Sep. 30, 2024
Loss per share
Loss per share

14. Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs and RSUs. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the nine months ended September 30, 2024, and 2023, are as follows:

	September 30, 2024	September 30, 2023
	#	#
Warrants	130,370	158,831
Share Options	42,456	38,977
RSUs	32,690	—
	205,516	197,808